UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 22, 2011 at 10:45 a.m. Eastern Time, HeartWare International, Inc. (NASDAQ:HTWR, ASX:HIN) is scheduled to make an investor presentation at the Wells Fargo 2011 Healthcare Conference at The InterContinental Hotel in Boston.  A link to the webcast can be found on the Company’s website, www.heartware.com.

The attached slides, which include some updated clinical data regarding the Company’s Bridge-to-Transplant and Continued Access Protocol patient populations, are expected to be presented during the webcast.  An archived replay of the presentation will also be available shortly after the presentation time for 90 days.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 HeartWare International, Inc. presentation at the Wells Fargo 2011 Healthcare Conference at The InterContinental Hotel in Boston.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: June 22, 2011	By:	/s/ Douglas Godshall

Name: Douglas Godshall
Title: Chief Executive Officer